SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------


Cash Account Trust                       DWS Money Market Prime Series
   Government & Agency                   DWS Money Market Series
     Securities Portfolio                Investors Cash Trust
   Money Market Portfolio                   Treasury Portfolio
   Tax-Exempt Portfolio                  NY Tax Free Money Fund
Cash Management Fund Institutional       Tax-Exempt California Money Market Fund
Cash Reserve Fund, Inc.                  Tax Free Money Fund Investment
   Prime Series
Cash Reserves Fund Institutional

--------------------------------------------------------------------------------

Important Information Regarding Each of the Above-Noted Funds/Portfolios

The U.S. Department of the Treasury (the "Treasury") has established a Temporary Guarantee Program for Money Market Funds (the "Program"). The Fund/Portfolio has applied to participate in the Program. The Fund's/Portfolio's participation in the Program is not certain until the Treasury reviews and accepts the Fund's/Portfolio's application materials.

The Program is designed to protect the value of accounts in the Fund/Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Fund's/Portfolio's for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or
(ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Fund's/Portfolio's net asset value per share




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

October 16, 2008
MONEY-3602
falls below $0.995 -- which is commonly referred to as "breaking the buck" -- and the Fund/Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this supplement, ESF assets are approximately $50 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Fund/Portfolio will bear the expenses of participating in the Program. The Program is set to terminate on December 18, 2008, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond December 18, 2008, the Fund/Portfolio would need to pay an additional fee and there can be no assurances that the Fund/Portfolio will continue to participate.

Neither this prospectus supplement, the above-referenced prospectuses, DWS Funds nor Deutsche Investment Management Americas Inc., the Fund's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury. As of the date of this prospectus supplement, additional information about the Program, including the consequences of the Fund's/Portfolio's triggering the Program guarantee, is available at http://www.ustreas.gov.











               Please Retain This Supplement for Future Reference




October 16, 2008
MONEY-3602

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------


Cash Account Trust                      DWS Money Market Prime Series
   Government & Agency                  DWS Money Market Series
     Securities Portfolio               Investors Cash Trust
   Money Market Portfolio                  Treasury Portfolio
   Tax-Exempt Portfolio                 NY Tax Free Money Fund
Cash Management Fund Institutional      Tax-Exempt California Money Market Fund
Cash Reserve Fund, Inc.                 Tax Free Money Fund Investment
   Prime Series
Cash Reserves Fund Institutional

--------------------------------------------------------------------------------

The following information supplements similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each fund's/portfolio's prospectuses:

Given current market conditions, a complete list of the fund's/portfolio's portfolio holdings is posted daily on either www.dws-investments.com or www.moneyfunds.deam-us.db.com as of the end of the previous business day. The frequency of posting portfolio holdings may be changed at any time.












               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
MONEY-3603

                    MAY 1, 2008, AS REVISED NOVEMBER 7, 2008







                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL SHARES

                            DWS MONEY MARKET SERIES

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.




                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS




HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  6      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 10      How Much Investors Pay
 12      Other Policies and Risks
 13      Who Manages and Oversees
         the Fund
 15      Financial Highlights


HOW TO INVEST IN THE FUND
 17      How to Buy Shares
 18      How to Buy Shares of the
         Legacy Classes
 20      How to Sell Shares
 21      How to Sell and Exchange
         Shares of the Legacy Classes
 23      Policies You Should Know
         About
 36      Understanding Distributions
         and Taxes
 39      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

This prospectus offers one class of shares, Institutional Shares. Managed Shares ("Institutional Shares MGD"), Prime Reserve Class S Shares ("Institutional Shares PRS") and Premium Class S Shares ("Institutional Shares PS" and together with Institutional Shares MGD and Institutional Shares PRS the "legacy classes") were combined into Institutional Shares as of the close of business on October 1, 2008.

Following the completion of the combination, the legacy classes will no longer be offered separately. Because the eligibility and minimum investment requirements for each of the legacy classes differ from the Institutional Shares, shareholders of each of the legacy classes may continue to purchase shares of the fund and the investment requirements in effect for each of the legacy classes will apply to those shareholders. Any account privileges previously available to shareholders of the legacy classes remain unchanged.

                              Institutional    Institutional    Institutional    Institutional
                             Shares           Shares MGD       Shares PS        Shares PRS
  ticker symbol               ICAXX            MCAXX            SPMXX            SCRXX
    fund number               2403             2023             2402             2309

    DWS MONEY MARKET SERIES



            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund is a feeder fund that invests substantially all of its assets in a "master portfolio," the Cash Management Portfolio (the "Portfolio"), which will invest directly in securities and other instruments. References to the fund may refer to actions undertaken by the Portfolio.

            The fund's goal is to seek a high level of current income consistent with liquidity and the preservation of capital. The fund, through the Portfolio, seeks to achieve its goal by investing in high quality short-term money market instruments.

            While the fund's Advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:

            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase.

            - The fund buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:


4 | DWS Money Market Series

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

               - are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

               - have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.


            Principal investments

            The fund invests in the following investments through the Portfolio.

            The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

            - Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and US government securities. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

            - US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

            - Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

            - Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/ or principal.

                                                    DWS Money Market Series  | 5

            Under normal market conditions the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

            The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

            Working in consultation with the portfolio managers, a credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            The fund is exposed to the risk factors below even though the Portfolio, not the fund, invests directly in the individual securities.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.


6 | DWS Money Market Series

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To reduce credit risk, the fund only buys high quality securities. Also, the fund only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

            MARKET RISK. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            REPURCHASE AGREEMENT RISK. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

            -  it cannot sell the securities at the agreed-upon time and price;
               or

            -  the securities lose value before they can be sold.

                                                    DWS Money Market Series  | 7

            The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

            CONCENTRATION RISK. Because the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

            FOREIGN INVESTMENT RISK. The fund may invest in money market instruments of foreign issuers that are denominated in US dollars. Foreign investments involve certain special risks, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



8 | DWS Money Market Series

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. To learn the current yield, investors may call (800) 730-1313.


Effective July 30, 2007, some of the fund's investment strategies changed. The fund's past performance would have been different if the fund was managed using the current strategies.

DWS Money Market Series

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Shares



 5.52      5.26      6.52      4.14      1.74      1.09      1.30      3.19      5.05     5.34
1998      1999      2000      2001      2002      2003      2004      2005      2006      2007





2008 TOTAL RETURN AS OF SEPTEMBER 30: 2.32%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 1.68%, Q4 2000                WORST QUARTER: 0.24%, Q3 2003


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007



                            1 YEAR      5 YEARS      10 YEARS
 Institutional Shares         5.34         3.18         3.90


     Total returns would have been lower if operating expenses hadn't been reduced.

                                                    DWS Money Market Series  | 9

HOW MUCH INVESTORS PAY


The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.


                                                 INSTITUTIONAL
FEE TABLE                                           SHARES
 SHAREHOLDER FEES, paid directly from
 your investment                                      None

 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
 Management Fee 1                                     0.13%
 Distribution/Service (12b-1) Fee                     None
 Other Expenses2                                      0.14

 TOTAL ANNUAL OPERATING EXPENSES3                     0.27
 Less Fee Waiver/Expense
 Reimbursement4,5                                     0.12
 NET ANNUAL OPERATING EXPENSES6                       0.15


1   Effective July 30, 2007 the fund became a feeder fund of Cash Management
   Portfolio. The management fee is paid at the Portfolio level. Restated on an annualized basis to reflect fee changes that took place on August 1, 2007.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10% from the fund and 0.03% from the Portfolio.

3   Information on the annual operating expenses reflects the expenses of both the fund and the Master Portfolio, in which the fund invests its assets.

4   The Portfolio's Advisor has contractually agreed through July 29, 2010 to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the annual expenses of the Portfolio at 0.15% of the Portfolio's average daily net assets. (A further discussion of the relationship between the fund and the Portfolio appears in the "Who Manages and Oversees the Fund - Organizational Structure" section of this prospectus.)

5   Through July 29, 2010, the Advisor has contractually agreed to waive all or a portion of its administrative services fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.15% for Institutional Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses.

6   Effective February 5, 2008, the Advisor has voluntarily agreed to waive
   0.13% of the fund's total operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

10 | DWS Money Market Series

Based on the costs above (including one year of capped expenses in the "1 Year" period and two years of capped expenses in the "3 Years," "5 Years" and "10 Years" periods), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


                            1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Shares         $15         $62          $127         $319



                                                   DWS Money Market Series  | 11

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings is posted twice each month on www.moneyfunds.deam-us.db.com (the Web site does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.moneyfunds.deam-us.db.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


12 | Other Policies and Risks

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund and the Portfolio. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and the Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the Portfolio. Pursuant to the master/feeder structure noted earlier in this prospectus, for the most recent fiscal year, the Portfolio paid 0.10% (reflects the effects of expense limitations and/or fee waivers then in effect) as a percentage of average daily net assets.

           Effective August 1, 2007, the Portfolio pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.150% of the first $3 billion of the Portfolio's average daily net assets, 0.1325% on the next $4.5 billion of the Portfolio's average daily net assets, and 0.120% thereafter. The Advisor received a management fee from the fund for the period from June 1, 2007


                                         Who Manages and Oversees the Fund  | 13
           through July 29, 2007. The management fee paid by the fund for the most recent fiscal year was 0.00% of the fund's average daily net assets, which reflects the effect of expense limitations and/or fee waivers then in effect.

           A discussion regarding the basis for the Board's approval of the investment management agreements for the Portfolio and the fund, respectively, is contained in the most recent shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services. In addition, the Portfolio has a separate administrative services agreement with the Advisor pursuant to which the Portfolio pays the Advisor for certain administrative services.

           ORGANIZATIONAL STRUCTURE. The fund is a "feeder fund" that invests substantially all of its assets in a "master portfolio." The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio's expenses in proportion to that feeder fund's assets. Each feeder fund can set its own transaction minimums, fund-specific expenses and other conditions. The fund's board members may determine to withdraw the fund's assets from the Portfolio if they believe doing so is in the shareholders' best interests. If the board members withdraw the fund's assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio or take other action.


           The portfolio managers

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


14 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

DWS Money Market Series - Institutional Shares


YEARS ENDED DECEMBER 31,          2007 a      2007 c     2006 c      2005 c     2004 c    2003 c
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------        -
NET ASSET VALUE, BEGINNING
OF PERIOD                         $ 1.00     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
------------------------------    ------     -------    -------    -------    -------    -------
  Net investment income              .030        .052       .039       .020       .010       .015
______________________________    _______    ________   ________   ________   ________   ________
  Distributions from net
  investment income               ( .030)     ( .052)    ( .039)    ( .020)    ( .010)    ( .015)
------------------------------    -------    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
PERIOD                            $ 1.00     $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
------------------------------    -------    --------   --------   --------   --------   --------
Total Return (%)b                   3.08**      5.37       4.02       1.98        .99       1.50
------------------------------    -------    --------   --------   --------   --------   --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------  --------
Net assets, end of period
($ millions)                      21,262      17,469      8,637     12,214      8,646      9,261
______________________________    _______    ________   ________   ________   ________   ________
Ratio of expenses before
expense reductions including
expenses allocated from Cash
Management Portfolio (%)d            .26*        .24        .28        .27        .34        .35
______________________________    _______    ________   ________   ________   ________   ________
Ratio of expenses after
expense reductions including
expenses allocated from Cash
Management Portfolio (%)d            .12*        .10        .12        .13        .15        .15
______________________________    _______    ________   ________   ________   ________   ________
Ratio of net investment
income (%)                          5.18*       5.26       3.89       1.99        .99       1.44
------------------------------    -------    --------   --------   --------   --------   --------


a   For the period from June 1, 2007 through December 31, 2007. The fund changed its fiscal year end from May 31 to December 31.

b   Total returns would have been lower had certain expenses not been reduced.

c   For the years ended May 31.

d   On July 30, 2007, DWS Money Market Series became a feeder of Cash
   Management Portfolio. Expense ratios disclosed prior to December 31, 2007 are for DWS Money Market Series as a stand-alone fund.

*   Annualized

**   Not annualized

                                                      Financial Highlights  | 15

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR OTHER INVESTMENT PROVIDER.

How to Buy Shares


This section is a reference for eligible Institutional clients only. For shareholders of the legacy classes, please refer to "How to Buy Shares of the Legacy Classes" on the following pages.


 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000,000 or more for all accounts             No minimum amount
 BY REGULAR, EXPRESS, REGISTERED OR
 CERTIFIED MAIL
 -  Fill out and sign a purchase                -  Send a check and a letter with your
  application                                   name, account number, the full name
 -  Send it to us at the address below,         of the fund and class, and your
  along with an investment check made           investment instructions to us at the
  out to the complete fund and class            address on the left
  name
  Mail to the address below.
 BY WIRE
 -  Call (800) 730-1313 to open an account      -  Please contact your financial advisor
  and get an account number                     for wire instructions on purchase
                                                orders
 -  Please contact your financial advisor
  for wire instructions on purchase
  orders
 -  Complete a purchase application and
  send it to us at the address below
 E-MAIL ADDRESS                                  -
 ifunds@dws.com



TO REACH US:      PHONE NUMBER: (800) 730-1313
                  WEB SITE: www.moneyfunds.deam-us.db.com
                  MAIL: DWS Investments Service Company,
                  Institutional Money Funds-Client Services PO Box 219210
                  Kansas City, MO
                  64121-9210



                                                         How to Buy Shares  | 17

How to Buy Shares of the Legacy Classes


BUYING INSTITUTIONAL SHARES MGD: Use the following instructions to invest directly.



                        ADDITIONAL INVESTMENTS
 $1,000 or more for regular accounts
 $100 or more for IRAs
 $50 or more with an Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 Send a DWS Investments investment slip or short note that includes:
 -  fund, class name and account number
 -  check payable to "DWS Investments"
 BY WIRE
 -  Call (800) 730-1313 for instructions
 -  Instruct the wiring bank to transmit the specified amount to:
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA#0110-0002-8
  DDA#9902-810-2
  Attn: Money Market Series-Institutional Shares MGD #2023
 BY PHONE
 -  Call (800) 730-1313 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  To set up regular investments from a bank checking account, call
  (800) 730-1313
 USING QuickBuy
 -  Call (800) 730-1313 to make sure QuickBuy is set up on your account; if it is, you
  can request a transfer from your bank account of any amount between
$50 and
$  250,000
 ON THE INTERNET
 -  Call (800) 730-1313 to ensure you have electronic services
 -  Register at www.moneyfunds.deam-us.db.com


--------------------------------------------------------------------------------
PHONE NUMBER: 1-800-730-1313


WEB SITE: www.moneyfunds.deam-us.db.com
REGULAR, EXPRESS, REGISTERED OR CERTIFIED MAIL: Deutsche Asset Management Institutional Money Funds; Client Services, 210 West 10th Street, Kansas City, MO 64105-1614

18 | How to Buy Shares of the Legacy Classes

BUYING INSTITUTIONAL SHARES PS AND INSTITUTIONAL SHARES PRS: Use the following instructions to invest directly.


                        ADDITIONAL INVESTMENTS
 $50 or more for regular accounts and IRA accounts
 $50 or more with an Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 Send a DWS Investments investment slip or short note that includes:
 -  fund and class name
 -  account number
 -  check payable to "DWS Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions
 BY PHONE
 -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  To set up regular investments from a bank checking account, call
  (800) 728-3337
 USING QuickBuy
 -  Call (800) 728-3337 to make sure QuickBuy is set up on your account; if it is, you
  can request a transfer from your bank account of any amount between
$50 and
$  250,000
 ON THE INTERNET
 -  Call (800) 728-3337 to ensure you have electronic services
 -  Register at www.dws-investments.com
 -  Follow the instructions for buying shares with money from your bank account


--------------------------------------------------------------------------------
PHONE NUMBER: (800) 728-3337


WEB SITE: www.dws-investments.com
REGULAR MAIL:
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154
EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

                                   How to Buy Shares of the Legacy Classes  | 19

How to SELL Shares


This section is a reference for eligible Institutional clients only. For shareholders of the legacy classes, please refer to "How to Sell and Exchange Shares of the Legacy Classes" on the following pages.


 BY EXPEDITED REDEMPTION SERVICE
 If Expedited Redemption Service has been elected on the Purchase
Application on
 file with the Transfer Agent, redemption of shares may be requested by:
 -  telephoning Client Services at (800) 730-1313
 BY MAIL OR EXPRESS MAIL
 Write a letter that includes:
 -  the fund, class, and account number from which you want to sell shares
 -  the dollar amount or number of shares you want to sell
 -  your name(s), signature(s), and address, as they appear on your account
 -  a daytime telephone number
  Mail to the address below.
 BY PHONE
 -  Call (800) 730-1313 for instructions



TO REACH US:      PHONE NUMBER: (800) 730-1313
                  WEB SITE: www.moneyfunds.deam-us.db.com
                  MAIL: DWS Investments Service Company,
                  Institutional Money Funds-Client Services PO Box 219210
                  Kansas City, MO
                  64121-9210



20 | How to Sell Shares

How to Sell and Exchange Shares of the Legacy Classes


EXCHANGING OR SELLING INSTITUTIONAL SHARES MGD: Use these instructions to exchange or sell shares in an account opened directly with DWS Investments.


 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
 To open a new account: same minimum            Some transactions, including most for
 as for a first investment                     over $100,000, can only be ordered in
 For exchanges between existing                writing with a signature guarantee;
 accounts: $1,000 or more                      please see "Signature Guarantee"
 BY PHONE OR WIRE
 -  Call (800) 730-1313 for instructions       -  Call (800) 730-1313 for instructions
 BY MAIL OR EXPRESS MAIL
 Your instructions should include:             Your instructions should include:
 -  the fund, class and account number         -  the fund, class and account number
  you're exchanging out of                     you're redeeming from
 -  the dollar amount or number of shares      -  the dollar amount or number of shares
  you want to exchange                         you want to sell
 -  the name and class of the fund you         -  your name(s), signature(s) and
  want to exchange into                        address, as they appear on your
                                               account
 -  your name(s), signature(s) and
  address, as they appear on your              -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a         -  To set up regular withdrawals from a
  fund account, call (800) 730-1313            fund account, call (800) 730-1313
 USING QuickSell
 Not available                                 -  Call (800) 730-1313 to make sure
                                               QuickSell is set up on your account; if
                                               it is, you can request a transfer to your
                                               bank account of any amount between
                                               $50 and $250,000
 USING CHECKWRITING
 Not available                                 -  Call (800) 730-1313 for instructions


--------------------------------------------------------------------------------
PHONE NUMBER: 1-800-730-1313


WEB SITE: www.moneyfunds.deam-us.db.com
REGULAR, EXPRESS, REGISTERED OR CERTIFIED MAIL: Deutsche Asset Management Institutional Money Funds; Client Services, 210 West 10th Street, Kansas City, MO 64105-1614

                     How to Sell and Exchange Shares of the Legacy Classes  | 21

EXCHANGING OR SELLING INSTITUTIONAL SHARES PS AND INSTITUTIONAL SHARES PRS: Use these instructions to exchange or sell shares in an account opened directly with DWS Investments.


 EXCHANGING INTO ANOTHER FUND                   SELLING SHARES
 To open a new account: same minimum            Some transactions, including most for
 as for a first investment                     over $100,000, can only be ordered in
 For exchanges between existing                writing with a signature guarantee;
 accounts: $50 or more                         please see "Signature Guarantee"
 BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions       -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions       -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 Your instructions should include:             Your instructions should include:
 -  the fund, class and account number         -  the fund, class and account number
  you're exchanging out of                     you're redeeming from
 -  the dollar amount or number of shares      -  the dollar amount or number of shares
  you want to exchange                         you want to sell
 -  the name and class of the fund you         -  your name(s), signature(s) and
  want to exchange into                        address, as they appear on your
                                               account
 -  your name(s), signature(s) and
  address, as they appear on your              -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a         -  To set up regular withdrawals from a
  fund account, call (800) 728-3337            fund account, call (800) 728-3337
 USING QuickSell
 Not available                                 -  Call (800) 728-3337 to make sure
                                               QuickSell is set up on your account; if
                                               it is, you can request a transfer to your
                                               bank account of any amount between
                                               $50 and $250,000
 USING CHECKWRITING
 Not available                                 -  Write a check on your account. See
                                               "Checkwriting" under "Policies about
                                               transactions" for checkwriting
                                               minimums
 ON THE INTERNET
 -  Register at www.dws-                       -  Register at www.dws-
  investments.com                              investments.com


--------------------------------------------------------------------------------
PHONE NUMBER: (800) 728-3337


WEB SITE: www.dws-investments.com
REGULAR MAIL:
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154
EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

22 | How to Sell and Exchange Shares of the Legacy Classes

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as


                                            Policies You Should Know About  | 23
           payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.


           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is


24 | Policies You Should Know About
           included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


           Policies about transactions


           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


                                            Policies You Should Know About  | 25

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           TRANSACTION PROCESSING. Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time (or prior to the close of the fund, if the New York Stock Exchange closes early on such date) on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, on a normal business day that the fund calculates its share price at 5:00 p.m. Eastern time as provided below, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire, ACH or by


26 | Policies You Should Know About
           check that are communicated by telephone (but not by the Automated Information Line, as applicable) and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.

           Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 5:00 p.m. Eastern time, it will normally receive the dividend for that day.

           Shareholders known to the fund may notify Institutional Investment Services in advance of their wire transfer purchase by calling Institutional Investment Services prior to the 5:00 p.m. Eastern time cut-off time and provide the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.

           Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


           Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.


                                            Policies You Should Know About  | 27

           When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           In order to receive proceeds by wire, contact Institutional Investment Services before 5:00 p.m. Eastern time. After you inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 5:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

           As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received earlier in the day will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           - Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           - Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           - Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           - A current or former director or trustee of the Deutsche or DWS funds.

28 | Policies You Should Know About

            - An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           - Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           - Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000,000 ($100,000 for Institutional Shares MGD, $20,000 for Institutional Shares PS and $7,500 for Institutional Shares PRS); we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to most retirement accounts).

           For more information on how to buy or sell shares by mail, refer to "Policies about transactions - Transaction Processing" below.


                                            Policies You Should Know About  | 29

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Instruct your bank to send payment by wire using the wire instructions below.


  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Investments
  DDA NO:           99028102
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                    name) (Refer to the start of "The Fund's Main
                    Investment Strategy" above for the fund number.)


           Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone.

           For more information on how to buy or sell shares by wire, refer to "Policies about transactions - Transaction Processing" below.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY CALLING (800) 728-3337 for Institutional Shares PRS and Institutional Shares PS. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. Account information for Institutional Shares and Institutional Shares MGD can be accessed by calling (800) 730-1313.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be


30 | Policies You Should Know About
           completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, please contact us.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800) 730-1313 at a later date.

           Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $1,000 ($100 for Institutional Shares PS and Institutional Shares
           PRS). Please note that you should not write checks for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.

           REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed.

           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem


                                            Policies You Should Know About  | 31
           shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           EXPEDITED REDEMPTIONS. Expedited Redemption Service allows you to have proceeds from your sales of fund shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money


32 | Policies You Should Know About
           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of the business day that your redemption order is effective. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased by check or ACH or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


                                            Policies You Should Know About  | 33

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another DWS fund.


           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day at 5:00 p.m. Eastern time. The close of regular trading on the Exchange is typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading. In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day


34 | Policies You Should Know About
           dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 5:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

           The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.moneyfunds.deam-us.db.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

                                            Policies You Should Know About  | 35

            - withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)


                        UNDERSTANDING DISTRIBUTIONS AND TAXES

                        The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

36 | Understanding Distributions and Taxes

           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), sent to you by check or wired to your bank account of record. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment is the only option.

           Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.

           For federal income tax purposes, distributions of net investment income are taxable as ordinary income. The fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income.

           The use of a master/feeder structure could affect the amount, timing and character of distributions, and therefore, may increase the amount of taxes payable to shareholders.


                                     Understanding Distributions and Taxes  | 37

           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


38 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 39

DWS Money Market Series - Institutional Shares



              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.15%              4.85%       $ 10,485.00         $  15.36
   2           10.25%        0.15%              9.94%       $ 10,993.52         $  16.11
   3           15.76%        0.27%             15.14%       $ 11,513.52         $  30.38
   4           21.55%        0.27%             20.58%       $ 12,058.11         $  31.82
   5           27.63%        0.27%             26.28%       $ 12,628.45         $  33.33
   6           34.01%        0.27%             32.26%       $ 13,225.78         $  34.90
   7           40.71%        0.27%             38.51%       $ 13,851.36         $  36.55
   8           47.75%        0.27%             45.07%       $ 14,506.53         $  38.28
   9           55.13%        0.27%             51.93%       $ 15,192.69         $  40.09
  10           62.89%        0.27%             59.11%       $ 15,911.30         $  41.99
  TOTAL                                                                         $ 318.81



40 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Investments Web site at www.moneyfunds.deam-us.db.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.


DWS INVESTMENTS           SEC                     DISTRIBUTOR
----------------------    --------------------    ------------------------------
PO Box 219210             100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO           Washington, D.C.        Inc.
64121-9210                20549-0102              222 South Riverside Plaza
WWW.MONEYFUNDS.DEAM-      WWW.SEC.GOV             Chicago, IL 60606-5808
US.DB.COM                 (800) SEC-0330          (800) 621-1148
(800) 730-1313



SEC FILE NUMBER:
DWS Money Market Trust        DWS Money Market Series    811-03495





(11/07/08) 403-2
 [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

Supplement to the currently effective Statement of Additional Information for the below-listed fund.

DWS Money Market Series


Managed Shares, Prime Reserve Class S Shares and Premium Class S Shares (the "legacy classes") were combined into Institutional Shares as of the close of business on October 1, 2008. Following the completion of the combination, the legacy classes will no longer be offered separately. Because the eligibility and minimum investment requirements for each of the legacy classes differ from the Institutional Shares, shareholders of each of the legacy classes may continue to purchase shares of the fund and the investment requirements in effect for each of the legacy classes will apply to those shareholders. Any account privileges previously available to shareholders of the legacy classes remain unchanged.

The following supplements disclosure in the "Taxes" section of the fund's Statements of Additional Information:

Securities Lending. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The following replaces similar language in the "Additional Information" section of the fund's Statements of Additional Information:

The CUSIP number of the Institutional Shares PRS is 23337T607.

The CUSIP number of the Institutional Shares PS is 23337T409.

The CUSIP number of the Institutional Shares is 23337T201.

The CUSIP number of the Institutional Shares MGD is 23337T102.
















               Please retain this supplement for future reference.





November 7, 2008